INTEREST, SIMILAR INCOME AND SIMILAR EXPENSES	12 Months Ended
Dec. 31, 2022
INTEREST, SIMILAR INCOME AND SIMILAR EXPENSES [Abstract]
INTEREST, SIMILAR INCOME AND SIMILAR EXPENSES
22	INTEREST, SIMILAR INCOME AND SIMILAR EXPENSES

This item consists of the following:

	2022	2021	2020
	S/(000)	S/(000)	S/(000)
Interest and similar income
Interest on loans	12,419,281	10,170,680	10,027,834
Interest on investments at fair value through other comprehensive income	1,593,047	1,152,542	1,097,952
Interest on due from banks	458,531	49,637	74,813
Interest on investments at amortized cost	382,097	323,689	226,516
Interest on investments at fair value through profit or loss	38,550	50,562	47,696
Dividends received	29,226	40,637	25,603
Other interest and similar income	90,550	62,659	47,234
Total	15,011,282	11,850,406	11,547,648

Interest and similar expense
Interest on deposits and obligations	(1,688,245)	(865,474)	(1,188,335)
Interest on bonds and notes issued	(728,218)	(836,977)	(905,574)
Interest on due to banks and correspondents	(683,078)	(435,426)	(557,141)
Deposit Insurance Fund	(230,255)	(213,741)	(183,132)
Interest on lease liabilities	(25,054)	(27,374)	(32,295)
Other interest and similar expense	(138,337)	(111,810)	(112,219)
Total	(3,493,187)	(2,490,802)	(2,978,696)

The increase in the financial margin during 2022 is mainly due to the increase in financial income as a result of the increase in interest rates that have been growing significantly during the year 2022, both in soles and in dollars, compared to the year 2021 with rates historically low.

Likewise, this growth is partially offset by the increase in financial expenses that is affected by the same increase in market rates.